                                                                   Exhibit 99.38

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,062,281,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AR1

                       MERRILL LYNCH MORTGAGE LENDING INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         ARGENT MORTGAGE COMPANY, L.L.C.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                     [DEUTSCHE BANK NATIONAL TRUST COMPANY]
                                     TRUSTEE

                              SEPTEMBER [20], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                              VANDERBUILT ZIP CODES

                      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
PROPERTY  NUMBER OF   PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT           WEIGHTED
ZIP        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ORIGINAL    FULL   PERCENT   AVERAGE
CODE        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      CLTV      DOC       IO       DTI
--------  ---------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------  --------
14224         2        $237,346      1.02%      7.63%      639      $118,673    87.16%    87.16%    45.60%    0.00%   34.93%
14225         2        $156,447      0.67%      8.60%      662      $ 78,224    95.00%    95.00%    54.49%    0.00%   27.01%
14609         1        $ 61,974      0.27%      9.40%      639      $ 61,974    90.00%    90.00%     0.00%    0.00%    8.00%
14615         2        $164,322      0.71%      8.81%      634      $ 82,161    90.00%    90.00%     0.00%    0.00%   34.01%
14616         1        $105,238      0.45%      9.45%      637      $105,238    95.00%    95.00%     0.00%    0.00%   49.00%
14617         1        $ 74,526      0.32%      8.75%      588      $ 74,526    90.00%    90.00%     0.00%    0.00%   49.00%
14619         1        $ 80,107      0.35%      8.15%      659      $ 80,107    90.00%    90.00%     0.00%    0.00%   16.00%
14620         1        $ 92,850      0.40%      8.10%      676      $ 92,850    85.00%    85.00%   100.00%    0.00%   28.00%
14622         1        $ 95,198      0.41%      9.20%      543      $ 95,198    90.00%    90.00%   100.00%    0.00%   50.00%
16148         1        $127,369      0.55%      6.90%      573      $127,369    90.00%    90.00%   100.00%    0.00%   44.00%
18504         1        $107,429      0.46%      6.70%      576      $107,429    90.00%    90.00%   100.00%    0.00%   37.00%
18505         1        $ 67,734      0.29%      6.50%      754      $ 67,734    90.00%    90.00%   100.00%  100.00%   34.00%
28203         1        $ 68,805      0.30%      8.95%      526      $ 68,805    89.61%    89.61%   100.00%    0.00%   45.00%
28208         1        $ 77,228      0.33%      9.50%      589      $ 77,228    90.00%    90.00%   100.00%    0.00%   37.00%
28212         1        $ 90,015      0.39%      8.20%      643      $ 90,015    95.00%    95.00%   100.00%    0.00%   31.00%
28262         1        $342,000      1.47%      8.10%      627      $342,000    95.00%    95.00%     0.00%  100.00%   33.00%
28269         1        $141,550      0.61%      8.03%      719      $141,550    95.00%    95.00%   100.00%  100.00%   24.00%
28602         1        $ 74,304      0.32%      8.15%      608      $ 74,304    88.69%    88.69%   100.00%    0.00%   31.00%
29575         1        $216,000      0.93%      8.50%      621      $216,000    90.00%    90.00%   100.00%  100.00%   27.00%
29579         1        $ 97,460      0.42%      7.55%      581      $ 97,460    85.00%    85.00%   100.00%    0.00%   43.00%
32114         2        $312,894      1.35%      7.85%      604      $156,447    86.61%    86.61%    32.12%   67.88%   32.36%
32117         1        $134,508      0.58%      7.00%      543      $134,508    90.00%    90.00%   100.00%    0.00%   40.00%
37042         1        $ 89,782      0.39%      8.55%      563      $ 89,782    90.00%    90.00%   100.00%    0.00%   34.00%
38109         2        $135,941      0.59%      8.94%      576      $ 67,971    87.41%    87.41%   100.00%    0.00%   37.34%
38115         1        $105,186      0.45%      8.40%      618      $105,186    95.00%    95.00%   100.00%    0.00%   24.00%
38116         1        $ 82,593      0.36%      8.40%      522      $ 82,593    90.00%    90.00%   100.00%    0.00%   46.00%
38118         3        $244,335      1.05%      8.45%      575      $ 81,445    90.26%    90.26%    60.68%    0.00%   27.21%
38122         1        $ 63,477      0.27%      8.00%      583      $ 63,477    95.00%    95.00%   100.00%    0.00%   30.00%
38128         1        $134,931      0.58%      7.99%      622      $134,931    90.00%    90.00%     0.00%  100.00%   43.00%
38133         1        $226,800      0.98%      9.55%      656      $226,800    90.00%    90.00%     0.00%  100.00%   48.00%
39206         1        $213,565      0.92%      7.55%      551      $213,565    85.00%    85.00%   100.00%    0.00%   43.00%
39208         1        $ 91,887      0.40%      7.75%      608      $ 91,887    94.61%    94.61%   100.00%    0.00%   39.00%

39272         1        $141,815      0.61%      9.05%      535      $141,815    85.00%    85.00%   100.00%    0.00%   32.00%
43205         1        $ 77,434      0.33%      6.65%      625      $ 77,434    90.00%    90.00%   100.00%    0.00%   45.00%
43211         1        $ 67,235      0.29%      8.25%      619      $ 67,235    90.00%    90.00%     0.00%    0.00%   35.00%
43219         2        $141,797      0.61%      7.80%      573      $ 70,899    92.50%    92.50%   100.00%    0.00%   45.50%
43230         1        $170,801      0.74%      7.75%      555      $170,801    81.85%    81.85%   100.00%    0.00%   46.00%
43608         1        $ 64,384      0.28%      8.99%      571      $ 64,384    95.00%    95.00%   100.00%    0.00%   47.00%
43611         1        $ 72,715      0.31%      7.30%      604      $ 72,715    93.59%    93.59%   100.00%    0.00%   32.00%
44035         1        $100,428      0.43%      7.60%      591      $100,428    90.00%    90.00%   100.00%    0.00%   20.00%
44053         1        $129,415      0.56%      6.75%      657      $129,415    90.00%    90.00%   100.00%    0.00%   39.00%
44054         1        $109,303      0.47%      6.55%      617      $109,303    90.00%    90.00%   100.00%    0.00%   49.00%
44103         1        $ 80,688      0.35%      8.30%      581      $ 80,688    90.00%    95.00%   100.00%    0.00%   44.00%
44105         1        $ 71,015      0.31%      8.10%      556      $ 71,015    85.00%    95.00%     0.00%    0.00%   46.00%
44108         2        $164,075      0.71%      7.92%      569      $ 82,038    90.00%    92.54%    50.83%    0.00%   36.41%
44111         1        $102,534      0.44%      6.55%      618      $102,534    89.57%    89.57%   100.00%    0.00%   34.00%
44112         4        $307,769      1.33%      8.45%      630      $ 76,942    91.46%    91.46%    46.06%    0.00%   38.26%
44118         1        $149,814      0.65%      8.25%      560      $149,814    90.00%    90.00%     0.00%    0.00%   35.00%
44120         2        $159,912      0.69%      7.78%      638      $ 79,956    90.00%    92.34%   100.00%    0.00%   28.39%
44125         2        $205,875      0.89%      6.95%      582      $102,937    86.61%    86.61%   100.00%    0.00%   31.48%
44126         2        $266,843      1.15%      8.32%      572      $133,422    92.22%    95.00%    55.64%    0.00%   42.77%
44127         1        $ 71,725      0.31%      8.35%      605      $ 71,725    90.00%    95.00%     0.00%    0.00%   37.00%
44134         2        $231,200      1.00%      8.14%      584      $115,600    85.84%    85.84%    55.08%    0.00%   44.59%
44137         2        $244,003      1.05%      8.72%      568      $122,001    90.00%    90.00%    55.89%    0.00%   39.73%
44145         1        $498,038      2.15%      7.45%      590      $498,038    94.34%    94.34%   100.00%    0.00%   44.00%
44305         1        $ 84,634      0.36%      7.75%      560      $ 84,634    85.00%    85.00%   100.00%    0.00%   50.00%
44306         2        $136,542      0.59%      7.68%      567      $ 68,271    86.89%    86.89%   100.00%    0.00%   47.48%
44312         1        $127,455      0.55%      6.99%      621      $127,455    85.00%    85.00%   100.00%  100.00%   21.00%
44314         1        $ 80,709      0.35%      8.65%      637      $ 80,709    88.04%    88.04%   100.00%    0.00%   48.00%
44319         1        $ 73,398      0.32%      7.15%      633      $ 73,398    90.00%    90.00%   100.00%    0.00%   49.00%
44320         1        $143,402      0.62%      8.90%      555      $143,402    90.00%    90.00%   100.00%    0.00%   49.00%
44515         1        $107,598      0.46%      7.55%      600      $107,598    90.00%    90.00%   100.00%    0.00%   50.00%
44720         1        $143,342      0.62%      7.45%      631      $143,342    90.00%    90.00%     0.00%    0.00%   36.00%
45014         1        $197,165      0.85%      7.85%      551      $197,165    90.00%    90.00%     0.00%    0.00%   50.00%
45044         1        $ 80,719      0.35%      7.90%      561      $ 80,719    90.00%    90.00%   100.00%    0.00%   27.00%
45202         1        $ 94,093      0.41%      8.00%      606      $ 94,093    90.00%    90.00%   100.00%    0.00%   42.00%
45205         1        $ 66,937      0.29%      8.00%      605      $ 66,937    95.00%    95.00%   100.00%    0.00%   46.00%
45211         1        $111,545      0.48%      6.70%      606      $111,545    85.00%    85.00%     0.00%    0.00%   28.00%
45212         1        $102,029      0.44%      7.25%      588      $102,029    95.00%    95.00%   100.00%    0.00%   49.00%

45217          1       $132,599      0.57%      8.25%      621      $132,599     90.00%    90.00%  100.00%    0.00%   41.00%
45240          1       $123,752      0.53%      7.70%      557      $123,752     90.00%    90.00%  100.00%    0.00%   49.00%
45255          1       $141,088      0.61%      7.60%      601      $141,088     80.92%    80.92%  100.00%    0.00%   24.00%
45405          1       $ 83,404      0.36%      7.80%      560      $ 83,404     90.00%    90.00%    0.00%    0.00%   40.00%
45416          1       $ 66,225      0.29%      7.95%      626      $ 66,225     89.86%    89.87%    0.00%    0.00%    6.00%
45424          4       $553,488      2.39%      7.45%      579      $138,372     87.72%    87.72%  100.00%    0.00%   25.53%
45429          1       $ 79,668      0.34%      6.99%      631      $ 79,668     83.81%    83.81%  100.00%    0.00%   37.00%
45503          1       $ 97,621      0.42%      7.35%      522      $ 97,621     82.35%    82.35%  100.00%    0.00%   30.00%
46201         11       $797,318      3.44%      8.00%      608      $ 72,483     89.63%    91.44%   90.77%    0.00%   37.88%
46202          2       $141,475      0.61%      8.84%      606      $ 70,737     92.14%    95.00%  100.00%    0.00%   34.86%
46203          2       $170,420      0.73%      7.65%      679      $ 85,210     92.21%    92.21%   55.81%    0.00%   40.46%
46205          4       $594,899      2.57%      7.24%      631      $148,725     87.82%    88.42%   87.92%    0.00%   20.50%
46208          1       $117,000      0.50%      8.15%      723      $117,000     90.00%    90.00%    0.00%  100.00%   32.00%
46218          2       $139,176      0.60%      7.97%      583      $ 69,588     90.00%    90.00%   45.16%    0.00%   30.87%
46219          1       $ 65,985      0.28%      8.40%      616      $ 65,985     90.00%    95.00%  100.00%    0.00%   49.00%
46221          2       $159,534      0.69%      7.24%      582      $ 79,767     90.00%    90.00%  100.00%    0.00%   41.67%
46222          2       $137,208      0.59%      6.60%      659      $ 68,604     90.00%    90.00%  100.00%    0.00%   41.01%
46224          2       $187,950      0.81%      7.66%      608      $ 93,975     97.02%    97.02%  100.00%    0.00%   46.61%
46225          2       $123,028      0.53%      8.24%      624      $ 61,514     87.55%    92.45%   51.06%    0.00%   36.75%
46226          3       $324,717      1.40%      8.62%      601      $108,239     94.01%    94.01%   80.10%    0.00%   47.47%
46241          1       $ 66,355      0.29%      9.05%      581      $ 66,355     95.00%    95.00%  100.00%    0.00%   38.00%
46254          1       $102,254      0.44%      6.90%      581      $102,254     90.00%    90.00%  100.00%    0.00%   45.00%
46278          1       $164,490      0.71%      7.65%      625      $164,490     90.00%    90.00%    0.00%    0.00%   27.00%
46403          2       $183,105      0.79%      7.76%      653      $ 91,553     97.31%    97.31%  100.00%    0.00%   40.07%
46404          1       $ 60,594      0.26%      8.30%      614      $ 60,594     90.00%    90.00%  100.00%    0.00%   46.00%
46409          1       $ 64,608      0.28%      7.55%      572      $ 64,608     90.00%    90.00%  100.00%    0.00%   40.00%
46410          1       $121,914      0.53%      6.05%      533      $121,914     90.00%    94.41%  100.00%    0.00%   49.00%
46516          1       $133,566      0.58%      7.73%      621      $133,566     95.00%    95.00%    0.00%    0.00%   49.00%
46613          1       $ 65,505      0.28%      7.55%      629      $ 65,505     90.00%    90.00%  100.00%    0.00%   27.00%
46614          1       $ 81,744      0.35%      8.65%      610      $ 81,744    100.00%   100.00%  100.00%    0.00%   27.00%
46615          1       $ 72,702      0.31%      8.05%      598      $ 72,702     90.00%    90.00%  100.00%    0.00%   47.00%
46628          1       $ 69,792      0.30%      7.55%      617      $ 69,792     93.33%    93.33%  100.00%    0.00%   34.00%
46637          1       $165,732      0.71%      7.10%      594      $165,732     90.00%    90.00%  100.00%    0.00%   36.00%
46901          3       $232,471      1.00%      7.70%      593      $ 77,490     91.50%    91.50%  100.00%    0.00%   36.83%
47302          1       $ 63,732      0.27%      8.15%      533      $ 63,732     90.00%    90.00%  100.00%    0.00%   44.00%
47303          1       $ 63,411      0.27%      9.20%      623      $ 63,411     95.00%    95.00%    0.00%    0.00%   43.00%
47714          3       $208,607      0.90%      7.40%      648      $ 69,536     90.00%    90.00%    0.00%    0.00%    7.00%

47802          1     $    62,827      0.27%     7.95%      552      $ 62,827     90.00%    90.00%  100.00%    0.00%   37.00%
48203          4     $   606,056      2.61%     7.19%      621      $151,514     82.98%    95.62%   88.15%   63.22%   39.60%
48204          1     $   103,193      0.44%     7.55%      550      $103,193     90.00%    90.00%  100.00%    0.00%   30.00%
48205          4     $   299,451      1.29%     7.90%      568      $ 74,863     89.81%    89.81%   76.02%    0.00%   25.14%
48210          1     $   108,659      0.47%     9.00%      533      $108,659     90.00%    90.00%  100.00%    0.00%   34.00%
48212          1     $   129,797      0.56%    10.65%      627      $129,797    100.00%   100.00%  100.00%    0.00%   50.00%
48213          1     $    62,805      0.27%     7.35%      517      $ 62,805     90.00%    90.00%  100.00%    0.00%   49.00%
48219          2     $   155,335      0.67%     8.13%      670      $ 77,667     82.65%    82.65%   56.65%   56.65%   27.30%
48220          1     $   134,400      0.58%     6.58%      630      $134,400     80.00%   100.00%  100.00%  100.00%   50.00%
48221          2     $   227,144      0.98%     7.22%      609      $113,572     95.00%    95.00%   66.63%    0.00%   37.33%
48224          8     $   811,880      3.50%     7.10%      607      $101,485     90.82%    90.82%  100.00%   17.55%   43.31%
48225          1     $   147,974      0.64%     7.80%      550      $147,974     90.00%    90.00%  100.00%    0.00%   36.00%
48227          2     $   141,119      0.61%     8.05%      538      $ 70,560     87.15%    87.15%  100.00%    0.00%   49.00%
48228          7     $   660,262      2.85%     8.08%      599      $ 94,323     93.61%    93.61%   87.52%    0.00%   29.19%
48229          1     $    69,616      0.30%     7.50%      602      $ 69,616     95.00%    95.00%  100.00%    0.00%   43.00%
48230          2     $   320,766      1.38%     7.40%      620      $160,383     90.00%    90.00%  100.00%    0.00%   38.26%
48234          8     $   601,996      2.60%     7.59%      579      $ 75,249     88.21%    89.34%  100.00%    0.00%   38.89%
48235          3     $   358,362      1.55%     7.24%      583      $119,454     92.66%    92.66%  100.00%    0.00%   43.75%
48236          1     $   130,126      0.56%     7.80%      536      $130,126     90.00%    90.00%  100.00%    0.00%   44.00%
48237          2     $   300,000      1.29%     7.16%      642      $150,000     80.00%   100.00%   48.80%  100.00%   44.95%
48238          4     $   313,029      1.35%     7.81%      641      $ 78,257     92.56%    92.56%  100.00%    0.00%   33.76%
48239          3     $   422,392      1.82%     7.38%      601      $140,797     92.07%    92.07%   35.46%    0.00%   40.88%
48240          1     $    92,454      0.40%     8.10%      608      $ 92,454     90.00%    90.00%  100.00%    0.00%   33.00%
48505          1     $    88,623      0.38%     6.95%      548      $ 88,623     90.00%    90.00%  100.00%    0.00%   26.00%
48519          1     $   139,903      0.60%     6.65%      580      $139,903     90.00%    90.00%  100.00%    0.00%   44.00%
48601          1     $    84,800      0.37%     5.95%      722      $ 84,800     80.00%    80.00%  100.00%  100.00%   20.00%
50702          1     $    94,689      0.41%     7.05%      628      $ 94,689     95.00%    95.00%  100.00%    0.00%   47.00%
50703          1     $    63,291      0.27%     8.45%      556      $ 63,291     90.00%    90.00%  100.00%    0.00%   41.00%
50707          1     $   112,725      0.49%     7.90%      549      $112,725     84.37%    84.37%  100.00%    0.00%   29.00%
57105          1     $   102,364      0.44%     8.80%      603      $102,364     95.00%    95.00%  100.00%    0.00%   27.00%
61103          1     $    82,248      0.35%     8.50%      531      $ 82,248     85.00%    85.00%  100.00%    0.00%   47.00%
78501          1     $   234,665      1.01%     7.35%      655      $234,665     90.00%    90.00%  100.00%    0.00%    3.00%
78504          2     $   280,590      1.21%     8.84%      573      $140,295     91.80%    91.80%  100.00%    0.00%   44.49%
             ---     -----------    ------     -----       ---      --------    ------    ------   ------   ------    -----
TOTAL:       226     $23,192,862    100.00%     7.80%      602      $102,623     89.93%    90.95%   77.83%   11.72%   36.83%
             ===     ===========    ======     =====       ===      ========    ======    ======   ======   ======    =====